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                                                                    Exhibit 10.4


                  THIRD AMENDMENT dated as of April 24, 2001 (this "Amendment"), to the Purchase Agreement dated as of October 30, 2000, as amended by a First Amendment dated February 28, 2001 and a Second Amendment dated as of April 5, 2001 (the "Purchase Agreement"), among COLONY RIH ACQUISITIONS, INC., a Delaware corporation, SUN INTERNATIONAL NORTH AMERICA, INC., a Delaware corporation, and GGRI, INC., a Delaware corporation. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.

                  WHEREAS, pursuant to the Purchase Agreement, Buyer has agreed to purchase (i) all of the outstanding shares of capital stock of RIH from Seller and (ii) the Warehouse Assets and all of the outstanding shares of capital stock of New Pier from Parent; and

                  WHEREAS, Parent and Seller seek to amend the Purchase Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment to the Purchase Agreement.

                  (a) Section 3.2 of the Purchase Agreement is hereby amended by adding the following sentence to the end of such Section:

                  "Seller acknowledges that $2,778,430.61 of the Purchase Price shall be paid directly by RIH (on behalf of Buyer) to Seller at the direction of Buyer, contemporaneously with the Closing."

Section 2. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

Section 3. Headings. The headings of this Amendment are for purposes of convenience only and shall not affect the meaning or interpretation of this Amendment.

Section 4. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

Section 5. Effect of Amendment. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment. All references in the Purchase Agreement to "this Agreement" shall be deemed to refer to the Purchase Agreement as amended by this Amendment.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                               SUN INTERNATIONAL NORTH AMERICA, INC.,
                               as Parent,



                               By:    /s/ Charles D. Adamo
                                   ------------------------------------
                                   Name:  Charles D. Adamo
                                   Title: Executive Vice President and Secretary



                               GGRI, INC.,
                               as Seller



                               By:    /s/ Charles D. Adamo
                                   ------------------------------------
                                   Name:  Charles D. Adamo
                                   Title: Executive Vice President



                               COLONY RIH ACQUISITIONS, INC.,
                               as Buyer



                               By:    /s/ Nicholas L. Ribis
                                   ------------------------------------
                                   Name:  Nicholas L. Ribis
                                   Title: Vice President and Secretary